UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2005

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY	10549

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 242-7700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Exhibit Index
SIGNATURES
Exhibit Index
EX-99.1: MEMBERSHIP INTEREST PURCHASE AGREEMENT
EX-99.2: AGREEMENT AND PLAN OF MERGER
EX-99.3: AGREEMENT AND PLAN OF MERGER
EX-99.4: PURCHASE AGREEMENT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On January 21, 2005, we entered into a membership interest purchase agreement with Gascon Partners, or Gascon, Cigas Corp., or Cigas, and Astral Gas Corp., or Astral, pursuant to which we will purchase Gascon’s managing membership interest in NEG Holding LLC, or NEG Holding, for a purchase price of up to 11,344,828 of our depositary units, or Depositary Units, valued at $29.00 per unit, or an aggregate of up to $329.0 million. We refer to this agreement as the NEG purchase agreement. Gascon, Cigas and Astral are all directly or indirectly wholly owned by Carl C. Icahn. The purchase price is subject to reduction, based upon the oil and gas reserve reports for NEG Holding and its subsidiaries as of January 21, 2005 to be prepared by an independent reserve engineering firm. The other member of NEG Holding is National Energy Group, Inc., or NEG, of which 50.01% is owned by us. The transactions described above require the consent of the bank lenders of NEG Operating, LLC, or NEG Operating, a wholly-owned subsidiary of NEG Holding. If the parties do not obtain the consent of NEG Operating’s bank lenders, or refinance NEG Operating’s debt, the parties have agreed that rather than acquiring Gascon’s membership interest in NEG Holding, we will instead of acquiring Gascon acquire all of its general partnership interests owned by Cigas and Astral Gas for the same purchase price described above. The purchase agreement contains customary representations and warranties, indemnification provisions, covenants regarding the conduct of business prior to closing and conditions to closing.

     The closing of the transactions contemplated by the NEG purchase agreement is subject to the satisfaction or waiver of certain conditions, including, for each of the parties, no action or proceeding by any governmental authority or other person shall have been instituted or threatened which (1) might have a material adverse effect on Gascon or NEG Holding, as applicable, or (2) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of the purchase agreement or the consummation of the transactions contemplated by the purchase agreement. The closing of the transactions contemplated by the NEG purchase agreement is also subject to approval by holders of our depositary units as required by the New York Stock Exchange. With respect to us, the closing of the transactions contemplated by the NEG purchase agreement is also subject to (1) the satisfaction or waiver of the condition that no material adverse change with respect to Gascon or NEG Holding, as applicable, shall have occurred and no event shall have occurred which, in our reasonable judgment, is reasonably likely to have a material adverse effect and (2) the receipt of NEG Holding’s oil and gas reserve reports. Gascon has agreed to indemnify us, up to a maximum liability equal to the purchase price, against, and agreed to hold us harmless from, any and all losses it incurs associated with any breach of or any inaccuracy in any representation or warranty made by Cigas and Astral or Gascon, as applicable, in the purchase agreement, or any breach of or failure by Cigas and Astral to perform any of their respective covenants or obligations set out or contemplated in the purchase agreement. A company wholly-owned by Mr. Icahn has agreed to guarantee all the duties and obligations of Gascon under the NEG purchase agreement.

     On January 21, 2005, National Onshore LP, or National Onshore, the 1% general partnership interest of which and the 99% limited partnership interest of which are owned, respectively, by two limited liability companies, each of which is a wholly-owned subsidiary of AREP Oil & Gas LLC, which is a wholly-owned subsidiary of American Real Estate Holdings Limited Partnership, or AREH, in which we hold a 99% limited partnership interest, entered into an agreement and plan of merger with Highcrest Investors Corp., or Highcrest, an entity indirectly wholly-owned by Mr. Icahn, and TransTexas Gas Corporation, or TransTexas, pursuant to which we will acquire TransTexas. We refer to this agreement as the TransTexas merger agreement. Pursuant to the TransTexas merger agreement, TransTexas will merge with and into National Onshore, and all of the common stock of TransTexas will be canceled and cease to exist, and National Onshore will pay a merger consideration to Highcrest of up to $180.0 million in cash. The merger consideration is subject to reduction based upon the oil and gas reserve reports for TransTexas and its subsidiaries as of January 21, 2005 to be prepared by an independent reserve engineering firm. The TransTexas merger agreement contains customary representations and warranties, indemnification provisions, covenants regarding the conduct of business prior to closing and conditions to closing.

     The closing of the transaction contemplated by the TransTexas merger agreement is subject to the satisfaction or waiver of certain conditions, including, for each of the parties, no action or proceeding by any governmental authority or other person shall have been instituted or threatened which (1) might have a material adverse effect on TransTexas or (2) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of the merger agreement or the consummation of the transactions contemplated by the merger agreement. With respect to National Onshore, the closing of the transactions contemplated by the TransTexas merger agreement is also subject to (1) the satisfaction or waiver of the condition that no material adverse change with respect to TransTexas shall have occurred and no event shall have occurred which, in the reasonable judgment of National Onshore, is reasonably likely to have a material adverse effect and (2) the receipt of TransTexas’ oil and gas reserve reports. Highcrest has agreed to indemnify National Onshore, up to a maximum liability equal to the purchase price, against, and agreed to hold it harmless from, any and all losses it incurs associated with any breach of or any inaccuracy in any representation or warranty made by Highcrest in the merger agreement, or any breach of or failure by Highcrest to perform any of its covenants or obligations set out or contemplated in the merger agreement. A company wholly-owned by Mr. Icahn has agree to guarantee all duties and obligations of Highcrest under the TransTexas merger agreement.

     On January 21, 2005, we and National Offshore LP, or National Offshore, the 1% general partnership interest of which and the 99% limited partnership interest of which are owned, respectively, by two limited liability companies, each of which is a wholly-owned subsidiary of ours, entered into an agreement and plan of merger with Highcrest, Arnos Corp., or Arnos, and Panaco, Inc., or Panaco, pursuant to which Panaco will merge with and into National Offshore and all of the common stock of Panaco will be canceled and cease to exist, and Highcrest and Arnos will be paid a merger consideration of up to 4,310,345 Depositary Units, valued at $29.00 per unit, or an aggregate of up to $125.0 million. We refer to this agreement as the Panaco merger agreement. Highcrest and Arnos are indirectly wholly-owned by Mr. Icahn. The number of Depositary Units to be issued is subject to reduction based upon the oil and gas reserve reports for Panaco as of January 21, 2005 to be prepared by an independent reserve engineering firm. Immediately following the merger, we will contribute each of the general partner and limited partner interests of National Offshore to AREH and AREH will contribute such limited partnership interest to AREP Oil & Gas. The Panaco merger agreement contains customary representations and warranties, indemnification provisions, covenants regarding the conduct of business prior to closing and conditions to closing.

     The closing of the transactions contemplated by the Panaco merger agreement is subject to the satisfaction or waiver of certain conditions, including, for each of the parties, no action or proceeding by any governmental authority or other person shall have been instituted or threatened which (1) might have a material adverse effect on Panaco or (2) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of the merger agreement or the consummation of the transactions contemplated by the merger agreement. The closing of the transactions contemplated by the Panaco merger agreement is also subject to the approval by the holders of our Depositary Units, as required by the New York Stock Exchange. With respect to National Offshore, the closing of the transactions contemplated by the Panaco Merger Agreement is also subject to (1) the satisfaction or waiver of the condition that no material adverse change with respect to Panaco shall have occurred and no event shall have occurred which, in the reasonable judgment of National Offshore, is reasonably likely to have a material adverse effect and (2) the receipt of Panaco’s oil and gas reserve reports. Highcrest and Arnos have agreed to indemnify National Offshore, up to a maximum liability equal to the purchase price, against, and agreed to hold it harmless from, any and all losses it incurs associated with any breach of or any inaccuracy in any representation or warranty made by Highcrest and Arnos in the merger agreement, or any breach of or failure by Highcrest and Arnos to perform any of their covenants or obligations set out or contemplated in the merger agreement. A company wholly-owned by Mr. Icahn has agreed to guarantee all duties and obligations of Highcrest and Arnos under the Panaco merger agreement.

     On January 21, 2005, we entered into a purchase agreement with Cyprus, LLC, or Cyprus, pursuant to which we will purchase 4,121,033 shares of common stock of GB Holdings, Inc., or GB Holdings, and 4,121,033 Atlantic Coast Entertainment Holdings, Inc., or Atlantic Holdings, warrants which are exercisable for an aggregate of 1,133,284 shares of common stock of Atlantic Holdings. We refer to this agreement as the Sands purchase agreement. Cyprus is indirectly wholly-owned by Mr. Icahn. The purchase price to be paid under the Sands purchase agreement for these securities is 413,793 Depositary Units, valued at $29.00 per unit, or an aggregate of $12.0 million, plus up to an additional 206,897 Depositary Units, valued at $29.00 per unit, or an aggregate of $6.0 million, to be paid after closing if Atlantic Holdings meets certain earnings targets during 2005 and 2006. The Sands purchase agreement contains customary representations and warranties, indemnification provisions, covenants regarding the conduct of business prior to closing and conditions to closing.

     The closing of the transactions contemplated by the Sands purchase agreement is subject to the satisfaction or waiver of certain conditions, including, for each of the parties, no action or proceeding by any governmental authority or other person shall have been instituted or threatened which (1) might have a material adverse effect on GB Holdings or Atlantic Holdings or (2) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of the purchase agreement or the consummation of the transactions contemplated by the purchase agreement. The closing of the transactions contemplated by the Sands purchase agreement is also subject to the approval by holders of our Depositary Units, as required by the New York Stock Exchange. With respect to us, the closing of the purchase agreement is also subject to the satisfaction or waiver of the condition that no material adverse change with respect to GB Holdings or Atlantic Holdings shall have occurred and no event shall have occurred which, in our reasonable judgment, is reasonably likely to have a material adverse effect. Cyprus has agreed to indemnify us against, and agreed to hold it harmless from, any and all losses it incurs associated with any breach of or any inaccuracy in any representation or warranty made by Cyprus in the purchase agreement, or any breach of or failure by Cyprus to perform any of its covenants or obligations set out or contemplated in the purchase agreement. A company wholly-owned by Mr. Icahn has agreed to guarantee all duties and obligations of Cyprus under the Sands purchase agreement.

     As of the date of the agreements described above, Mr. Icahn indirectly owned approximately 86.5% of our Depositary Units and preferred units and indirectly owned 100% of our general partner, American Property Investors, Inc., or API. Each of the transactions described above was approved by the Audit Committee of API. The Audit Committee was advised as to each transaction by independent financial advisors and by legal counsel. The Audit Committee obtained fairness opinions to the effect that, as of January 21, 2005, the consideration to be paid by us or our subsidiaries, as applicable, was fair, from a financial point of view, to us.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     On January 21, 2005, we agreed to issue 11,344,828 Depositary Units to Gascon, on the terms described above, pursuant to the NEG purchase agreement attached hereto as Exhibit 99.1.

     On January 21, 2005, we agreed to issue 4,310,345 Depositary Units to Highcrest and Arnos, on the terms described above, pursuant to the Panaco merger agreement attached hereto as Exhibit 99.3.

     On January 21, 2005, we agreed to issue 413,793 Depositary Units to Cyprus, with up to an additional 206,897 Depositary Units if GB Holdings meets certain earnings targets during 2005 and 2006, on the terms described above, pursuant to the Sands purchase agreement attached hereto as Exhibit 99.4.

Exhibit Index

99.1	Membership Interest Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P. as Purchaser and Gascon Partners, as Seller.

99.2	Agreement and Plan of Merger, dated January 21, 2005, by and among National Onshore LP, Highcrest Investors Corp. and TransTexas Corporation.

99.3	Agreement and Plan of Merger, dated January 21, 2005, by and among National Offshore LP, Highcrest Investors Corp., Arnos Corp., American Real Estate Partners, L.P. and Panaco, Inc.

99.4	Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P., as Purchaser, and Cyprus, LLC as Seller.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant) By: American Property Investors, Inc. General Partner
By:	/s/ John P. Saldarelli
John P. Saldarelli
Vice President, Chief Financial Officer, Secretary and Treasurer

Date: January 26, 2005

Exhibit Index

99.1	Membership Interest Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P. as Purchaser and Gascon Partners, as Seller.

99.2	Agreement and Plan of Merger, dated January 21, 2005, by and among National Onshore LP, Highcrest Investors Corp. and TransTexas Corporation.

99.3	Agreement and Plan of Merger, dated January 21, 2005, by and among National Offshore LP, Highcrest Investors Corp., Arnos Corp., American Real Estate Partners, L.P. and Panaco, Inc.

99.4	Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P., as Purchaser, and Cyprus, LLC as Seller.